UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2019 (April 23, 2019)

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York	10006
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Nasdaq, Inc. (“Nasdaq” or the “Company”) held on April 23, 2019, the stockholders elected each of Nasdaq’s nominees for director to serve for terms of one year and until their successors are duly elected and qualified. The stockholders also approved the Company’s executive compensation on an advisory basis and ratified the appointment of Ernst & Young LLP as Nasdaq’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The stockholders did not approve the stockholder proposal entitled “Right to Act by Written Consent.”

The table below shows the voting results, which exclude excess shares that were ineligible to vote as a result of the 5% voting limitation in the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate”).

		For	Against	Abstain	Broker Non-Votes
Proposal 1:	Election of Eleven Directors
	Melissa M. Arnoldi	107,627,434	36,583	34,162	6,329,853
	Charlene T. Begley	107,568,722	94,329	35,128	6,329,853
	Steven D. Black	106,402,668	1,257,057	38,454	6,329,853
	Adena T. Friedman	107,409,753	261,147	27,279	6,329,853
	Essa Kazim	107,398,826	262,284	37,069	6,329,853
	Thomas A. Kloet	106,766,438	894,591	37,150	6,329,853
	John D. Rainey	107,620,837	39,606	37,736	6,329,853
	Michael R. Splinter	103,584,649	3,713,030	400,500	6,329,853
	Jacob Wallenberg	106,225,483	1,434,576	38,120	6,329,853
	Lars R. Wedenborn	106,933,623	726,789	37,767	6,329,853
	Alfred W. Zollar	107,259,531	400,981	37,667	6,329,853
Proposal 2:	Approve the Company’s Executive Compensation on an Advisory Basis as Presented in the Proxy Statement	103,710,296	3,933,239	54,644	6,329,853
Proposal 3:	Ratify the Appointment of Ernst & Young LLP as Nasdaq’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019	111,236,994	2,766,174	24,864	0
Proposal 4:	Consider the Stockholder Proposal Entitled “Right to Act by Written Consent”	33,881,112	73,713,022	104,045	6,329,853

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2019	Nasdaq, Inc.

	By:	/S/ EDWARD S. KNIGHT
Edward S. Knight
Executive Vice President and Global Chief Legal and Policy Officer